Exhibit 1


                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of Common Stock, par value $0.01 per share, of U S Liquids, Inc. a Delaware corporation.


Dated: as of January 9, 2004    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                By: Wynnefield Capital Management, LLC,
                                        General Partner

                                By: /s/Nelson Obus
                                   ---------------------------------
                                    Nelson Obus, Co-Managing Member


                                WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                By: Wynnefield Capital Management, LLC,
                                        General Partner

                                By: /s/Nelson Obus
                                   ---------------------------------
                                    Nelson Obus, Co-Managing Member


                                WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                By: Wynnefield Capital, Inc.

                                By: /s/Nelson Obus
                                   ---------------------------------
                                    Nelson Obus, President


                                WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                By: /s/Nelson Obus
                                   ---------------------------------
                                    Nelson Obus, Co-Managing Member


                                WYNNEFIELD CAPITAL, INC.

                                By: /s/Nelson Obus
                                   ---------------------------------
                                    Nelson Obus, President